Exhibit 99.2

Nello Mainolfi, Ph.D., Founder, President and CEO J.P. Morgan Healthcare Conference January 2025

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements include, but are not limited to, implied and express statements about our strategy, business plans and objectives for our programs; plans and timelines for the preclinical and clinical development of our product candidates, including the therapeutic potential, clinical benefits and safety profiles of such product candidates; expectations regarding timing, success and data announcements of ongoing preclinical studies and clinical trials; our ability to initiate new clinical programs, including plans to submit investigational new drug (IND) applications; our ability to deliver additional investigational drugs into the clinic by 2026; the initiation, timing, progress and results of our current and future preclinical studies and clinical trials of our current and prospective product candidates; our plans to develop and commercialize our current and any future product candidates and the implementation of our business model and strategic plans for our business, current; any future product candidates; and our financial condition and expected cash runway into mid-2027. All statements other than statements of historical facts contained in this presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "upcoming," "assume," "believe," "could," "estimate," "expect," "goal," "intend," "may," "milestones," "objective," "plan," "predict," "potential," "seek," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events and actual results or events could differ materially from the plans, intentions and expectations disclosed herein.

Any forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements including, without limitation, risks associated with: the timing and anticipated results of our current and future preclinical studies and clinical trials, supply chain, strategy and future operations; the delay of any current and future preclinical studies or clinical trials or the development of our drug candidates; the risk that the results of prior preclinical studies and clinical trials may not be predictive of future results in connection with current or future preclinical studies and clinical trials, including those for KT-474/SAR-444656, KT-621 and KT-295; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of any interactions with regulatory authorities; obtaining, maintaining and protecting our intellectual property; our relationships with existing and future collaboration partners; the impacts of current macroeconomic and geopolitical events. In addition, any forward-looking statements represent Kymera's views only as of today and should not be relied upon as representing its views as of any subsequent date. Kymera explicitly disclaims any obligation to update any forward-looking statements, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. As a result of these risks and others, including those set forth in our filings with the SEC, actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected.

Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of the Company's internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

©2025 Kymera Therapeutics KYMERA 2

3 Revolutionizing Immunology: Oral Drugs with Biologics-Like Efficacy •Targeted Protein Degradation (TPD) leader Best-in-industry capabilities in hit finding and optimization of oral degraders •Unique target selection strategy pursuing traditionally undrugged targets •Portfolio poised to disrupt conventional treatment paradigms By combining the “right target” with the disruptive potential of TPD, Kymera is delivering oral therapies with biologics-like profiles for the first time in industry with the potential to expand access to millions of patients around the world Science-driven clinical stage organizationwith industry-leading oral immunology pipeline

4 Clear Vision and History of Strong Execution •Delivered 5 new investigational degrader drugs into the clinic since 2020, and on path to deliver a total of 10 by 2026 •Dosed over 300 healthy volunteers/patients to date across clinical pipeline, demonstrating: •>90% target degradation in all programs •Desired safety and efficacy profiles VISION EXECUTION IMPACT •Reinventing the treatment of human disease as a fully integrated commercial global biotech •Building a world-class immunology development team to execute on large Phase 2/3 trials •Raised $1.7B to date, with $850M1 of cash on hand, providing a runway to mid-2027

Targeted Protein Degradation: New Modality Expanding the Range of Treatable Disease Targeted Protein Degradation Existing modalities have limitations that restrict their application leaving millions Traditional Small Molecule Yet 80% of disease-causing can unlock the undrugged proteome Drugged proteins remain Proteome out of reach to existing • Small molecule-based modality with gene silencing Antibody An technologies power • Not limited by delivery, target or tissue/organ type; disease agnostic • Oral delivery Cell/Gen • Efficient development/manufacturing Therapy • Validated across multiple FDA-approved drugs with >$17 billion in combined peak WW sales1 5

Immunology: A Large, Underserved Market

~160M Total Patients Across Key Immunologic Diseases[1]

>$100B

- **~5M patients (3% of total diagnosed)** are on systemic advanced therapies with >**$100B** in annual sales for key I/I indications[2]
- **2/3 of those therapies are injectable biologics**



Advanced Therapies: ~5M (3%)
Non-Advanced Therapies: ~90M (58%)
Untreated ~62M (39%)

>$500B?

- ~ **97%** of the diseased population does not have access to advanced therapies
- Enormous untapped market potential

Oral Degraders with Biologics-Like Profiles Can Disrupt the Immunology Market



- **Displace injectable biologics**
- **Offer a convenient highly effective advanced therapy** to the 97% unserved and underserved patients

[1]Diagnosed prevalent patient population for US/EU5/JP (GlobalData; 2023); key immunologic diseases includes AD, Asthma, COPD, HS, MS, PsO, PsA, RA, SLI, UC, CD;
[2]Market Forecasts for US/EU5/JP (GlobalData; 2023)

©2025 Kymera Therapeutics
KYMERA 6

Small Molecule Oral Degraders Can Transform Immunology

Potentially Superior Profile to Injectable Biologics and Traditional Small Molecule Inhibitors

Biologics have several limitations:

DUPIXENT (dupilumab) Injection

Skyrizi risankizumab-rzaa

- Expensive, challenging to prescribe/reimburse
- Immunogenicity
- Cold storage
- Inconvenient and/or painful route of administration for patients

Orals preferred by most patients:



75%

- In multiple surveys[1], **75%** of patients would switch from injectable biologics to oral with similar profile

Traditional small molecule inhibitors (SMI) insufficiently block pathways, limiting efficacy:



PASI 90 (%)* Wk 16
80
60
40
20
0
75%
32%
Risankizumab
(IL-23 mAb)
Deucravacitinib
(TYK2 SMI)

- Anti IL-23 biologic dramatically more effective than TYK2 SMI in PsO[2]



100
0
Pathway Signaling
SMI
Day 1
Day 2
Day 3
Oral Degrader

- Traditional small molecule inhibitors do not allow continuous and complete pathway blockade



Oral degraders have unique potential to provide **comparable pathway inhibition to biologics**, with the convenience of **oral dosing**, and potentially access **broader patient populations**

[1]J&J Business Review Dec '23 (survey of N=395 patients with moderate-to-severe psoriasis); [2]Skyrizi (IL-23 mAb) and Sotyktu (TYK2 SMI) package inserts

©2025 Kymera Therapeutics

KYMERA 7

Unique Target Selection Strategy Drives Best-In-Class Pipeline Undrugged or STAT6 Clear path to inadequately early clinical drugged differentiation targets TYK2 IRAK4 Strong e clinical/ genetic/c mercial validatio ortunities FO C U S O N F I RS T—A N D B E S T—I N- C L A S S O P P O RT U NIT IE S 8

Industry Leader at Developing Oral Degrader Drugs

Hit Finding, Structural Biology and Chemistry

Comprehensive Proprietary Technologies to Identify Novel Ligands to Undrugged Proteins

Virtual Screen	DEL	Fragment-Based Screen	Cysteine Covalent Screening	HTS	ASMS

- Transcription Factors
- Scaffolding Proteins
- E3 Ligases
- Others

Leading to:
>8 development candidates, including **>4** targeting **undrugged transcription factors**

Best-in-Industry Structural Biology Capabilities Across all Programs

Example: Cereblon-(KT-474)-IRAK4


IRAK4
KT-474

Ternary complex Cryo-EM structures enable design of highly specific and potent degraders

World-Class Chemistry: Highly potent degraders (sub-nanomolar) with refined drug-like properties (orally bioavailable with systemic distribution to all target tissues), and comprehensive understanding of PK/PD, resulting in impeccable translation of our pipeline into the clinic across programs

©2025 Kymera Therapeutics KYMERA 9

Building the Best-In-Industry Oral Immunology Pipeline

	Potential Indications	IND-Enabling	Phase 1	Phase 2	OPPORTUNITY
Kymera Wholly-Owned					
STAT6	AD, Asthma, COPD, PN, CRSwNP, EoE, BP, others	KT-621			Dupilumab-like activity in a pill
TYK2	Psoriasis, IBD, PsA, Lupus, others	KT-295			TYK2-LOF profile to deliver biologics (i.e., anti IL-23)-like activity in a pill
Transcription Factor	Lupus, Sjogren's, RA, IBD, others	Undrugged target to be disclosed in 1H25			Drugging a genetically validated target with an oral degrader
Partnered with Sanofi (Kymera 50/50 US Opt-In Potential) [1]					
IRAK4	HS, AD, RA, Asthma, IBD, others[2]	KT-474 - HS KT-474 - AD			Combined activity of upstream biologics (anti IL-1/18/33/36) in a pill

Value Proposition: Combining the convenience of oral drugs and the efficacy of biologics to expand access to advanced therapies for millions of patients around the world

[1] KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW.
[2] Current indications: HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities.

©2025 Kymera Therapeutics
KYMERA 10

Oral Degraders in Immunology With Significant Market Potential

First-In-Industry: Orals with Biologics-Like Profiles Could Change the Commercial Landscape

STAT6
TRANSCRIPTION FACTOR

Key Indications: AD, Asthma, COPD, CRSwNP, EoE, CSU, PN

TYK2
SCAFFOLDING KINASE

Key Indications: PsO, PsA, SLE, UC, CD, MS

IRAK4
SCAFFOLDING KINASE

Key Indications[3]: HS, AD, Asthma, COPD, RA, SLE, UC, CD

>130M[1] Diagnosed Patients


Systemic Advanced Therapies 1%
>$10B¹
Untreated/Other Therapies
99%

>20M[2] Diagnosed Patients


Systemic Advanced Therapies 11%
>$65B²
Untreated/Other Therapies
89%

>140M[2] Diagnosed Patients


Systemic Advanced Therapies 3%
>$55B²
Untreated/Other Therapies
97%

[1]GlobalData (2023 diagnosed prevalent patient population and forecasted sales for approved systemic advanced therapies for AD, Asthma, and COPD only in US/EU5/JP)
[2]GlobalData (2023 diagnosed prevalent patient population and forecasted sales for approved systemic advanced therapies in US/EU5/JP)
[3]Current indications: HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities

©2025 Kymera Therapeutics

KYMERA 11

TYK2: Replicating Human Genetics to Deliver Biologics (i.e., IL-23)-Like Efficacy with an Oral Pill

TYK2 SCAFFOLDING KINASE



Type I interferons
IL-23
IL-12
TYK2
JAK1
JAK2
Scaffolding
KT-295

Genetic Validation
- Loss of function (LOF) variant is protective in immunological diseases and generally normal

Clinical Validation (All Biologics)
- **Approved:** IL-12/23 biologics (PsO, PsA, IBD); TYK2 SMI (PsO)

Insufficiently Drugged Target (Ideal for TPD)
- Possesses both kinase and scaffold function; cannot be fully addressed by SMIs

Large Patient Impact Potential:
- PsO, PsA, SLE, IBD, MS, others

Only a degrader can eliminate all scaffolding and catalytic functions

Cytokine Pathway	IL-23	Type I IFN	IL-12	IL-10
WT TYK2	++++	++++	++++	++++
Complete deficiency TYK2 -/-	+	+	+	+++
TYK2 Kinase dead P1104A/P1104A	+	++++	++++	++++

KT-295: Highly Selective, Picomolar, Orally Active TYK2 Degrader



TYK2
Legend
TYK2
JAKs
JAK3
JAK2
JAK1
-Log10(p-Value)
Log2(Fold-Change)

TYK2 Degradation in NHP Blood Post 7-day QD Oral Dosing for KT-295



TYK2 % Change from Baseline
-91
-100
-100
0.3 mg/kg
1 mg/kg
3 mg/kg

Status: IND-enabling studies ongoing
Next Milestones: Phase 1 healthy volunteer start 2Q 2025

©2025 Kymera Therapeutics KYMERA 12

IR AK 4: C ombined Activity of Upstream Biologics (IL -1/18/33/36) in an Oral P ill LP S + IL-1bïƒ IL-6 I R A K 4 S C A F F O L D I N G Only a deg rader K I N A S E can fully block (Control) 6 IL1/T L R signaling—TLR s IL-1R %IL MyD88 Log[C ompound] (nM) IRAK 4 KT-474 IRAK 1/2 K T-474 Ph1 S tudy: Robus t Deg radation and Early POC in HS and AD TRAF6 C atalytic S caffolding Th1/Th2/Th17 Inflammation >95% IRAK 4 Degradation in Humans Robust Reduction of AN Counts in HS Patients 0 Genetic Validation • IR A K4 null adults are healthy 4 -10 Clinic al Validation (All Biolog ics ) IRAK -20 Baseline • A pprov ed: IL-1R (C AP S , R P ), IL-36 (G P P ) % Mean) -27.4 ) Change • Phas e 3: IL-1a/b (HS ), IL-33 (C OP D) -30 from % of • Phas e 2: IL-18 (HS , AD, C D), IL-33 (Asthma) (±SE -40 Mean (±SE -45.4 Insufficiently Drug g ed Targ et -50 -49.6 (Ideal for TPD) Mean Change -50.7 • P ossesses both kinase and scaffold function; -60 0 7 14 21 28 35 42 cannot be fully addressed by S MIs Day Larg e Patient Impact Potential: • HS , AD, R A, C OP D , Asthma, IBD , others S tatus : Phas e 2b trials in HS and AD ongoing Next Miles tones : Phase 2b completion: 1H 2026 (HS ) and mid-2026 (AD) 13

KT-621: First-In-Industry S TAT6 Degrader A Paradigm S hift in Immunology 14

STAT6 Degrader: Dupilumab-Like Activity in a Pill

STAT6 TRANSCRIPTION FACTOR

IL-4/13 Pathway


Type I IL-4 Receptor
Type II IL-4 Receptor
IL-4
IL-4
IL-13
IL-4Rα
γc
IL-4Rα
IL-13Rα1
Cytoplasm
STAT6
STAT6
KT-621
Allergic Th2 Inflammation

STAT6 is the only specific transcription factor responsible for IL-4/13 signaling

Best-in-Pathway Mechanism

Clinical and genetic pathway validation
- Dupilumab (IL-4Rα mAb) approved for multiple indications
- Gain of function variants cause severe allergic diseases
- KO phenotype (mouse) normal
- STAT6 loss-of-function, healthy, and protects from Th2-driven asthma

Undrugged/ inadequately drugged by other technologies
- Historically undrugged transcription factor; TPD only small molecule technology that can fully block target/pathway

Clear path to early clinical de-risking
- STAT6 degradation and Th2 biomarkers

Access large patient populations
- Dupilumab indications (AD, Asthma, COPD, CRSwNP, EoE, PN, others), mega-blockbuster potential

©2025 Kymera Therapeutics
KYMERA 15

KT-621: A Highly S elective and P otent Oral S TAT 6 Degrader Only S TAT 6 is Deg raded in Human Cells Even at Hig h Full S TAT 6 Deg radation in All Relevant Human Cell Concentrations (100 x DC90) Types at P icomolar Concentrations (DC50) T cell = 36 pM S TAT 6 S TAT6 Monocyte = 60 pM Other S TATS B Cell = 86 pM 100 K eratinocyte = 22 pM 4 S mall Airway Epithelial Cell = 35 pM O Bronchial S mooth Muscle Cell = 25 pM Value) DMS S ensory Neuron = 22 pM—to Log10(p 2 50—Percentage 0 0 100 101 102 103 104 105 -2 0 2 Concentration (pM) Log2(Fold-Change) 16

KT-621: An Oral STAT6 Degrader with Potency Similar or Superior to Dupilumab in Human Cells

KT-621 Fully Blocks IL-4/13 Pathway in Human Th2 Functional Assays with IC_{50}'s Lower than Dupilumab


IL-4 Induced Periostin Release in Human Bronchial Smooth Muscle Cell
IC50
KT-621 24 pM
Dupilumab 637 pM
Percentage to DMSO
100
10⁰ 10¹ 10² 10³ 10⁴ 10⁵
Concentration (pM)


IL-13 Induced TAC1 Expression in iPSC Derived Human Sensory Neuron
IC50
KT-621 89 pM
Dupilumab 1027 pM
Percentage to DMSO
100
10⁰ 10¹ 10² 10³ 10⁴ 10⁵
Concentration (pM)

©2025 Kymera Therapeutics
KYMERA 17

KT-621: An Oral STAT6 Degrader with Potency Similar or Superior to Dupilumab in *In Vivo* Preclinical Models

KT-621 Blocks Th2 Inflammation *In Vivo* Equally/Better than a Saturating Dose of Dupilumab in Mouse HDM Asthma Model

KT-621 dosed QD orally for 31 days

2/8/32 mpk doses showed **72/85/91% STAT6 degradation** respectively in mouse spleen

TARC (CCL17) Reduction in Lungs



TARC (pg/ml)
10^4
10^3
10^2
10^1
10^0
*
**
**
##
PO Vehicle (no HDM)
PO Vehicle (HDM)
PO KT-621 2 mpk
PO KT-621 8 mpk
PO KT-621 32 mpk
SC Dupilumab 25 mpk
SC IgG4 Ctrl 25 mpk

Reduction in Lung Goblet Cell Metaplasia



Goblet Cell Score
2.5
2.0
1.5
1.0
0.5
0.0
*
***
****
####
PO Vehicle (no HDM)
PO Vehicle (HDM)
PO KT-621 2 mpk
PO KT-621 8 mpk
PO KT-621 32 mpk
SC Dupilumab 25 mpk
SC IgG4 Ctrl 25 mpk

A lung inflammation model induced by intranasal house dust mite administration with dominant Th2 inflammation in the IL4/IL4RA humanized mice (Le Floc'h et al. Allergy. 2020); *Significance to PO vehicle (HDM); # Significance to SC IgG4 Ctrl 25 mpk.

©2025 Kymera Therapeutics

KYMERA

18

KT-621 Compelling Preclinical PK/PD and Safety Holds Promise for Positive Human Translation

KT-621 Potently Degrades STAT6 to Depletion with Low Oral Doses Across Multiple Preclinical Species and in Multiple Tissues



STAT6 Degradation in Dog Blood Post 7 Days of KT-621 QD Oral Dosing
STAT6 % Change from Baseline
0
-50
-100
-66
-85
-94
-98
Predose
0.2 mpk
0.8 mpk
3.2 mpk
12.8 mpk



STAT6 Degradation in NHP Tissues Post 14 Days of KT-621 10 mpk QD Oral Dosing
STAT6 % Change from Baseline
0
-50
-100
-96
-96
-96
-91
Vehicle
Blood
Spleen
Skin
Lung

No adverse safety findings in any doses of GLP tox studies

©2025 Kymera Therapeutics
KYMERA 19

Kymera’s Goal is to Build a S TAT 6 Franchise T hat Will S erve AL L P atients with T h2 Inflammation >130 million diag nos ed mild and 46.5% moderate/s evere patients acros s the s even major markets 1 Mild 1% Treated with S ystemic Advanced 52.5% Therapy Moderate/Severe (>$10B market1) Kymera is the leader in the STAT6 target space (with multiple molecules as needed) poised to deliver transformative treatments for ALL patients with Th2 diseases: AD, Asthma, COP D, CRS wNP, CSU, EoE , BP, PN, others 20

Opportunity to Transform Treatment Paradigm in Th2 Inflammation

Examples: Atopic Dermatitis and Asthma



Atopic Dermatitis[1]

Non-Rx. Management (Emollients, salt baths, trigger avoidance) → **Topicals Therapy** (Corticosteroids, Calcineurin, PDE4, JAK inhibitors) → **Systemic Advanced Therapy** (Biologic: IL-4/13, IL-13, SMI: JAK)

KT-621



Asthma[2]

Inhaled Corticosteroids (ICS) (As needed → Maintenance) → **ICS ± LABA ± LAMA ± LTRA** → **ICS + LABA + LAMA ± Biologic** (Biologic: IgE, IL-5, TSLP, IL-4/13)

[1]AD Clinical Guidelines (AAD, 2024); [2]Global Strategy for Asthma Mgmt and Prevention (GINA, 2024): ICS inhaled corticosteroid, LD low dose, HD high dose, LABA long-acting beta agonist, LAMA long-acting muscarinic antagonist, LTRA leukotriene receptor antagonist

©2025 Kymera Therapeutics

KYMERA 21

KT-621: First STAT6 Agent to Enter Clinical Evaluation

Phase 1 Trial: Double-blind, Placebo-controlled SAD and MAD in Healthy Volunteers

Part A
Single Ascending Dose
(SAD)

Part B
Multiple Ascending Dose
(MAD)
14x daily doses

Primary
- Safety & tolerability of escalating single and multiple doses of KT-621

Secondary
- Pharmacokinetic measures

Exploratory
- STAT6 protein levels in blood and skin (MAD)
- Th2 biomarkers

2Q 2025

Phase 1 Healthy Volunteer Data

Key trial aim is to show that **KT-621 can robustly degrade STAT6 in blood and skin** at doses that are safe and well-tolerated

Phase 1 trial status update:

Recruitment ongoing with multiple SAD/MAD cohorts completed

©2025 Kymera Therapeutics KYMERA 22

KT-621 on Track for Full Development Across at Least Eight Dupilumab Established Indications

Initial Parallel Development in Moderate/Severe Atopic Dermatitis (AD) and Asthma is Expected to Enable Accelerated Late Parallel Development Across All Other Dermatology/GI and Respiratory indications


DERMATOLOGY
AD
CSU
PN
BP
GASTROENTEROLOGY
EoE
RESPIRATORY
Asthma
COPD
CRSwNP

Near-Term Planned Trials
- Phase 1b in AD (2Q25)
- Parallel Phase 2b in AD (4Q25) and Asthma (1Q26)

Total Potential Patient Impact:
>130M patients[1]

[1] GlobalData (2023 diagnosed prevalent patient population for AD, Asthma, and COPD only in US/EU5/JP)

©2025 Kymera Therapeutics
KYMERA 23

Pipeline with Clear Line of Sight to Large Value Creation

	Potential Indications	2025	1H 2026	Upcoming Milestones
Immunology – Oral QD Small Molecule Degraders				
STAT6 **KT-621**	AD, Asthma, COPD, PN, CRSwNP, EoE, BP, others	Ph1 HV ▲ (Safety, STAT6 degradation in blood & skin) → Ph1b AD ▲ (Biomarkers in blood & skin, 28-day efficacy)	Ph2b AD; Ph2b Asthma	Ph1 HV Data: 2Q25 Ph1b AD Data: 4Q25 Ph2b Starts: 4Q25/1Q26
TYK2 **KT-295**	Psoriasis, IBD, PsA, Lupus, others	IND Enabling ▲ (IND) → Ph1 HV ▲ (Safety, TYK2 degradation in blood & skin)	Patient Studies	Ph1 HV Start: 2Q25 Ph1 HV Data: 4Q25
Transcription Factor	Lupus, Sjogren's, RA, IBD, others	△ IND Enabling (Program & data disclosure) ▲ (IND)	Ph1 ▲ (Safety, degradation in blood & skin)	FIH: Early 2026
Partnered with Sanofi / Kymera Opt-In Potential				
IRAK4 **KT-474**[1]	HS, AD, RA, Asthma, IBD, others[2]	Ph2b HS ▲; Ph2b AD ▲		Ph2b Completion: HS: 1H26 AD: Mid-2026

[1]KT-474 (SAR444656) partnered with Sanofi, with Kymera option to participate in the development and commercialization, and 50/50 profit split, in the United States. Double digit tiered royalties in ROW.
[2]Current indications: HS and AD. Other diseases shown, where IL-1R/TLR pathway has been implicated in pathogenesis, are additional potential opportunities.

©2025 Kymera Therapeutics
KYMERA 24

Thank You NAS DAQ: KY MR For additional information contact: w w w . k y m e r a t x . c o m investors@kymeratx.com @ K y m e r a T X media@kymeratx.com inquiries@kymeratx.com KYMERA THERA PE UTICS 500 North Beacon S treet, 4th Floor Watertown, MA 02472

Abbreviations

Ab	Antibody
AD	Atopic Dermatitis
ASMS	Affinity Selection Mass Spectrometry
AN Count	Abscess and Inflammatory Nodule Count
BP	Bullous Pemphigoid
CAPS	Cryopyrin-Associated Periodic Syndrome
CD	Crohn's Disease
COPD	Chronic Obstructive Pulmonary Disease
CRSwNP	Chronic Rhinosinusitis with Nasal Polyps
Cryo-EM	Cryo-Electron Microscopy
Ctrl	Control
CSU	Chronic Spontaneous Urticaria
DC_x	Degradation Concentration
DEL	DNA-Encoded Library
DMSO	Dimethyl Sulfoxide
EoE	Eosinophilic Esophagitis
EU	European Union
FDA	Food and Drug Administration
FIH	First-in-Human
GLP	Good Laboratory Practice
GOF	Gain of Function
GPP	Generalized Pustular Psoriasis
HD	High Dose
HDM	House Dust Mite
HS	Hidradenitis Suppurativa
HTS	High Throughput Screening
HV	Healthy Volunteers
I&I	Immunology and Inflammation
IBD	Inflammatory Bowel Disease
IC_x	Inhibitory Concentration
ICS	Inhaled Corticosteroid
IFN	Interferon
IgE	Immunoglobulin E
IL	Interleukin
IND	Investigational New Drug Application
IRAK4	Interleukin 1 Receptor Associated Kinase 4
JAK	Janus Kinase
JP	Japan
KO	Knockout
LABA	Long-Acting Beta Agonist
LAMA	Long-Acting Muscarinic Antagonist
LD	Low Dose
LOF	Loss of Function
LPS	Lipopolysaccharide Solution
LTRA	Leukotriene Receptor Antagonist
MAD	Multiple Ascending Dose Study
MS	Multiple Sclerosis
NHP	Nonhuman Primate
nM	Nanomolar
PASI	Psoriasis Area and Severity Index
Pbo	Placebo
Ph	Phase
PK/PD	Pharmacokinetics/Pharmacodynamics
pM	Picomolar
PN	Prurigo Nodularis

©2025 Kymera Therapeutics
KYMERA 26

Abbreviations

PsA	Psoriatic Arthritis
PsO	Psoriasis
QD	Once a day
R&D	Research and Development
RA	Rheumatoid Arthritis
ROW	Rest of World
RP	Recurrent Pericarditis
SAD	Single Ascending Dose study
SLE	Systemic Lupus Erythematosus
SMI	Small Molecule Inhibitor
STAT	Signal Transducer and Activator of Transcription
STAT6	Signal Transducer and Activator of Transcription 6
TARC	Thymus and Activation-Regulated Chemokine
Th1	Type 1
Th2	Type 2
Th17	Type 17
TLR	Toll-like Receptors
TPD	Targeted Protein Degradation
TYK2	Tyrosine Kinase 2

UC	Ulcerative Colitis
US	United States
WW	Worldwide

©2025 Kymera Therapeutics
KYMERA 27